T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Short-Term Bond Fund—Advisor Class

Supplement to prospectus dated October 1, 2005

The industry concentration disclosure and policies on page 35 of the Short-Term Bond Fund`s prospectus and pages 30 and 31 of the Short-Term Bond Fund—Advisor Class`s prospectus are removed and replaced with a new policy which appears in the fund`s Statement of Additional Information.

The date of this supplement is June 1, 2006

F55-041 6/1/06